UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2006 (October 23, 2006)

ENERGY TRANSFER PARTNERS, L.P.

(Exact Name of Registrant as Specified in Charter)

Commission File Number: 1-11727

Delaware	73-1493906
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2838 Woodside Street, Dallas, Texas	75204
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 981-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Definitive Material Agreement

On October 23, 2006, Energy Transfer Partners, L.P., a Delaware limited partnership (the “Partnership”), issued $400 million in aggregate principal amount of its 6.125% Senior Notes due 2017 (the “2017 Notes”) and $400 million in aggregate principal amount of its 6.625% Senior Notes due 2036 (the “2036 Notes” and together with the 2017 Notes, the “Notes”), as contemplated by an underwriting agreement, dated as of October 18, 2006 (the “Underwriting Agreement”), among the Partnership, the Subsidiary Guarantors (as hereinafter defined) and Credit Suisse Securities (USA) LLC, Banc of America Securities LLC, Wachovia Capital Markets, LLC, Deutsche Bank Securities Inc., Greenwich Capital Markets, Inc. and UBS Securities LLC, as representatives of the underwriters (the “Underwriters”). All of the Partnership’s obligations under the Notes are fully and unconditionally guaranteed on an unsubordinated, unsecured basis by La Grange Acquisition, L.P., Titan Energy GP, L.L.C., Titan Energy Partners, L.P., and substantially all of their present and future wholly-owned subsidiaries (the “Subsidiary Guarantors”). The sale of the Notes has been registered under the Securities Act of 1933 (the “Securities Act”) pursuant to a Registration Statement on Form S-3 (File No. 333-136429) filed with the Securities and Exchange Commission on August 9, 2006 (the “Registration Statement”).

The Notes were issued pursuant to an indenture, dated as of January 18, 2005, among the Partnership, the Subsidiary Guarantors and U.S. Bank National Association (as successor-by-merger to Wachovia Bank, National Association), as Trustee (the “Trustee”) as supplemented by a Fifth Supplemental Indenture dated as of October 23, 2006 (the “Supplemental Indenture”), among the Partnership, the Subsidiary Guarantors and the Trustee (as amended and supplemented, the “Indenture”). The description of the material terms of the Indenture governing the Notes included in Item 2.03 of this Form 8-K is incorporated by reference into this Item 1.01.

In the ordinary course of business, the Underwriters and their affiliates have engaged, and may in the future engage, in commercial banking and/or investment banking transactions with the Partnership and its affiliates. Affiliates of each of the Underwriters are agents and lenders under, and Wachovia Capital Markets, LLC was sole lead arranger and sole book runner for, the Partnership’s revolving credit facility. Credit Suisse Securities (USA) LLC and Banc of America Securities LLC, each of which is an Underwriter, or their affiliates are joint lead arrangers, co-documentation and syndication agents and lenders under the Partnership’s short-term revolving credit facility.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As disclosed above, on October 23, 2006, the Partnership completed its offering of $800 million in aggregate principal amount of the Notes, which are unconditionally guaranteed on an unsubordinated, unsecured basis by the Subsidiary Guarantors. The Notes were registered under the Securities Act as described in Item 1.01 above.

Interest on the Notes will accrue from October 23, 2006. The Partnership will pay interest on the 2017 Notes semi-annually on February 15 and August 15 of each year, beginning February 15, 2007, until the 2017 Notes mature on February 15, 2017. The Partnership will pay interest on the 2036 Notes semi-annually on April 15 and October 15 of each year, beginning April 15, 2007, until the 2036 Notes mature on October 15, 2036. The Partnership may redeem some or all of the Notes at any time or from time to time pursuant to the terms of the Indenture.

The Indenture contains covenants that will limit the ability of the Partnership and its subsidiaries to, among other things, create liens, enter into sale-leaseback transactions, sell assets or merge with other entities. The Indenture does not restrict the Partnership or its subsidiaries from incurring additional indebtedness, paying distributions on its equity interests or purchasing or redeeming its equity interests, nor does it require the maintenance of any financial ratios or specified levels of net worth or liquidity. In addition, the Indenture does not contain any provisions that would require the Partnership to repurchase or redeem or otherwise modify the terms of the Notes upon a change in control or other events involving the Partnership. Events of default under the Indenture include (i) a default in the payment of principal of the Notes or, following a period of 30 days, of interest, (ii) a breach of the Partnership’s covenants or warranties under the Indenture or the Subsidiary Guarantors’ under their respective guarantees, (iii) certain events of bankruptcy, insolvency or liquidation involving the Partnership or the Subsidiary Guarantors and (iv) any payment default or acceleration of indebtedness of the Partnership or any Subsidiary Guarantor if the total amount of such indebtedness unpaid or accelerated exceeds $25 million.

The Partnership used the net proceeds from the issuance of the Notes to repay borrowings and accrued interest outstanding under the Partnership’s revolving credit facility, to pay expenses associated with the offering and for general partnership purposes.

The descriptions set forth above in Item 1.01 and this Item 2.03 are qualified in their entirety by the Underwriting Agreement, the Supplemental Indenture (including the forms of the Notes attached thereto) and related documents, copies of which are filed as exhibits to this report and are incorporated by reference herein.

Item 8.01 Other Events

An opinion of Winston & Strawn LLP related to the Registration Statement is attached hereto as Exhibit 5.1.

Item 9.01 Financial Statements and Exhibits

(c)    Exhibits

Exhibit Number 1.1 – Underwriting Agreement, dated October 18, 2006, among the Partnership, the Subsidiary Guarantors and the Underwriters

Exhibit Number 4.1 – Fifth Supplemental Indenture, dated October 23, 2006, among the Partnership, the Subsidiary Guarantors and U.S. Bank National Association, as trustee.

Exhibit 5.1 – Opinion of Winston & Strawn LLP

Exhibit 23.1 – Consent of Winston & Strawn LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.

	By:	Energy Transfer Partners GP, L.P.,
as General Partner
	By:	Energy Transfer Partners, L.L.C.,
as General Partner

Date: October 25, 2006	By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer and officer duly authorized to sign on behalf of the registrant

	By:	/s/ Kelcy L Warren
Kelcy L. Warren
Co-Chief Executive Officer and officer duly authorized to sign on behalf of the registrant

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated October 18, 2006, among the Partnership, the Subsidiary Guarantors and the Underwriters

Exhibit 4.1	Fifth Supplemental Indenture, dated October 23, 2006, among the Partnership, the Subsidiary Guarantors and U.S. Bank, National Association, as trustee.

Exhibit 5.1	Opinion of Winston & Strawn LLP

Exhibit 23.1	Consent of Winston & Strawn LLP (included in Exhibit 5.1)